SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2013

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

(a)
The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b)
On February 14, 2013, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.1	Press Release dated February 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: February 14, 2013	/s/Steven M. Malone
Steven M. Malone
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 14, 2013.

Exhibit 99.1	Press Release dated February 14, 2013.

FOR RELEASE:	NEW HARTFORD, NY, February 14, 2013
CONTACT:	Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2012 FOURTH QUARTER

AND YEAR END RESULTS FROM CONTINUING OPERATIONS

New Hartford, NY- February 14, 2013 -- PAR Technology Corporation (NYSE: PAR) today announced results for the fourth quarter and year ended December 31, 2012.  The Company reported fourth quarter revenues of $66.4 million and a net loss from continuing operations of $3.6 million or $0.24 loss per share.  This compares with prior year fourth quarter revenue of $60.1 million and net income from continuing operations of $1.8 million or $0.12 per diluted share.  On a non-GAAP basis, the Company's net income from continuing operations for the fourth quarter was $1.2 million or $0.08 per diluted share.  These non-GAAP results exclude special charges totaling $7.6 million during the fourth quarter primarily related to the Company's restructuring of its Hospitality product portfolio, as well as certain legal costs.

For fiscal year 2012, PAR reported total revenues from continuing operations of $245.2 million, a 7% increase from the $229.4 million reported for fiscal year 2011.  The Company reported GAAP net loss from continuing operations of $1.8 million or $0.12 loss per share, compared to GAAP net loss from continuing operations of $13.4 million or $0.89 loss per share for fiscal year 2011.  On a non-GAAP basis, excluding special charges, net income from continuing operations for the year was $3.0 million or $0.20 per diluted share, compared to net income from continuing operations of $5.5 million or $0.36 per diluted share for fiscal year 2011, also on a non-GAAP basis.  A reconciliation and description of non-GAAP financial measures to their comparable GAAP financial measures are included in the tables following this news release.

"Even with a known reduction of $18 million in volume from our largest customer, consolidated revenues grew 7% for the year 2012.  This was despite the fact the revenue streams associated with our new ATRIO® software and newly released hardware platforms are in their infancy," commented Paul B. Domorski, Chairman and Chief Executive Officer of PAR Technology Corporation.  "Most of the charge in the quarter was non-cash and related to the reduction in the capitalized value of certain software development costs, enabling us to redirect resources to areas that will have the greatest impact on our results."

Domorski concluded, "We continue to enhance our ATRIO, SureCheck™ and PixelPoint® software solutions and have redesigned all of our hardware product offerings.  We expect these efforts will provide new opportunities in 2013 and beyond.  Our Government segment exceeded expectations in 2012 and we anticipate continued growth. As a Company, we will continue to apply a disciplined approach, investing only in those areas that will differentiate our Company going forward."

Certain Company information in this release or statements made by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements.  Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

About PAR Technology Corporation
PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR.  PAR has two operating segments:
•
PAR's Hospitality segment has been a leading provider of restaurant and retail technology for more than 30 years. ParTech, Inc. offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains.  PAR Springer-Miller Systems, Inc. offers hotel management systems that provide a complete suite of powerful tools for guest management, recreation management, and timeshare/condo management.  PAR Springer-Miller Systems also provides the spa industry a leading management application that was specifically designed to support the unique needs of the resort spa and day spa markets, a rapidly growing hospitality segment.  Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums and food service companies.

•
PAR's Government segment is comprised of PAR Government Systems Corporation, which provides system solutions to Federal/State Government agencies, and Rome Research Corporation, which is a leading provider of communications and information technology support services to the United States Department of Defense.

Visit www.partech.com for more information.
There will be a conference call at 10:00 a.m. eastern time on February 14, 2013, during which the Company's management will discuss the financial results for the fourth quarter of 2012.  If you would like to participate in this conference please call 866-730-5764 approximately 10 minutes before the call is scheduled to begin and use the PAR pass code 62502630.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the Internet.  Individual Investors can listen to the call by visiting PAR's website at www.partech.com, and through CCBN's individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN's Individual Investor Network.  Institutional investors can access the call via CCBN's password-protected site, StreetEvents (www.streetevents.com).  In case you are unable to participate in the conference call, an automatic replay will be available on the World Wide Web via www.companyboardroom.com until February 21, 2013 or dial 888-286-8010 and use the Pass Code number 33391322 until February 21, 2013 as well.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
 (in thousands, except share amounts)

	December 31,
Assets	2012	2011
Current assets:
Cash and cash equivalents	$19,475	$7,742
Accounts receivable-net	29,890	30,680
Inventories-net	26,172	25,260
Deferred income taxes	11,184	10,240
Other current assets	3,236	3,088
Escrow receivable	828	-
Total current assets	90,785	77,010
Property, plant and equipment - net	5,857	5,259
Deferred income taxes	6,133	5,605
Goodwill	6,852	6,852
Intangible assets - net	11,747	15,888
Other assets	2,391	2,147
Assets of discontinued operations	-	3,182
Total Assets	$123,765	$115,943
Liabilities and Shareholders' Equity
Current liabilities:
Current portion of long-term debt	$159	$1,494
Accounts payable	21,216	15,773
Accrued salaries and benefits	6,397	7,002
Accrued expenses	4,467	2,609
Customer deposits	1,380	1,137
Deferred service revenue	12,522	10,412
Income taxes payable	547	138
Total current liabilities	46,688	38,565
Long-term debt	1,084	1,249
Other long-term liabilities	3,030	2,837
Liabilities of discontinued operations	141	925
Total liabilities	50,943	43,576
Commitments and contingencies
Shareholders' Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	-	-
Common stock, $.02 par value, 29,000,000 shares authorized;
17,038,405 and 16,863,868 shares issued;
15,330,718 and 15,156,584 outstanding	341	337
Capital in excess of par value	43,661	42,990
Retained earnings	34,758	35,073
Accumulated other comprehensive loss	(104)	(201)
Treasury stock, at cost, 1,707,687 and 1,707,284 shares	(5,834)	(5,832)
Total shareholders' equity	72,822	72,367
Total Liabilities and Shareholders' Equity	$123,765	$115,943

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
 (in thousands, except per share amounts)

	For the three months ended		For the year ended
	December 31,		December 31,
	2012	2011	2012	2011
Net revenues:
Product	$27,872	$22,121	$90,524	$90,998
Service	18,031	17,890	66,144	69,484
Contract	20,526	20,105	88,491	68,941
	66,429	60,116	245,159	229,423

Costs of sales:
Product	25,601	14,991	65,300	57,878
Service	12,260	12,561	46,073	56,736
Contract	18,690	18,535	82,841	64,347
	56,551	46,087	194,214	178,961
Gross margin	9,878	14,029	50,945	50,462
Operating expenses:
Selling, general and administrative	11,632	8,044	40,476	35,774
Research and development	3,750	3,369	13,697	13,797
Impairment of goodwill and intangible assets	300	-	300	20,843
Amortization of identifiable intangible assets	14	173	455	840
	15,696	11,586	54,928	71,254

Operating income (loss) from continuing operations	(5,818)	2,443	(3,983)	(20,792)
Other income, net	436	311	876	203
Interest expense	(5)	(48)	(69)	(211)

Income (loss) from continuing operations before provision for income taxes	(5,387)	2,706	(3,176)	(20,800)
(Provision) benefit for income taxes	1,797	(878)	1,414	7,440
Income (loss) from continuing operations	(3,590)	1,828	(1,762)	(13,360)
Discontinued operations
Loss on discontinued operations (net of tax)	(23)	(1,119)	1,447	(2,172)
Net income (loss)	$(3,613)	$709	$(315)	$(15,532)
Basic:
Income (loss) from continuing operations	(0.24)	0.12	(0.12)	(0.89)
Loss from discontinued operations	(.00)	(0.07)	0.10	(0.15)
Net income (loss)	$(0.24)	$0.05	$(0.02)	$(1.04)
Diluted:
Income (loss) from continuing operations	(0.24)	0.12	(0.12)	(0.89)
Loss from discontinued operations	(.00)	(0.07)	0.10	(0.15)
Net income (loss)	$(0.24)	$0.05	$(0.02)	$(1.04)
Weighted average shares outstanding
Basic	15,145	15,047	15,115	15,000
Diluted	15,145	15,132	15,115	15,000

PAR Technology Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)

	For the three months ended December 31, 2012
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	For the three months ended December 31, 2011

Net revenues	$66,429	$-	$66,429	$60,116
Costs of sales	56,551	5,303	51,248	46,087
Gross Margin	9,878	5,303	15,181	14,029

Operating Expenses
Selling, general and administrative	11,632	2,023	9,609	8,044
Research and development	3,750	-	3,750	3,369
Impairment of goodwill and intangible assets	300	300	-	-
Amortization of identifiable intangible assets	14	-	14	173
Total operating expenses	15,696	2,323	13,373	11,586
Operating income (loss) from continuing operations	(5,818)	7,626	1,808	2,443
Other income (expense), net	436	-	436	311
Interest expense	(5)	-	(5)	(48)
Income (loss) from continuing operations before provision for income taxes	(5,387)	7,626	2,239	2,706
(Provision)benefit for income taxes	1,797	(2,838)	(1,041)	(878)
Income (loss) from continuing operations	(3,590)	4,788	1,198	1,828
Income (loss) from discontinued operations (net of tax)	(23)		(23)	(1,119)
Net Income (loss)	$(3,613)		$1,175	$709
Income (loss) per diluted share – continuing operations	$(0.24)		$0.08	$0.12
Income (loss) per diluted share – discontinuing operations	$(0.00)		$(0.00)	$(0.07)
Income (loss) per diluted share – (net income)	$(0.24)		$0.08	$(0.05)

The Company reports its financial results in accordance with GAAP, which refers financial information presented in accordance with generally accepted accounting principles in the United States.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors better insight into underlying business trends and performance.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

During the fourth quarter, the Company recorded total charges of $7.6 million.  The most significant of the charges was $5.6 million (of which $5.3 million was non-cash) to reduce the net book value of an internally developed capitalized software asset in conjunction with the Company's strategic initiative to streamline its Hospitality product portfolio.  In addition to this charge, the Company incurred legal costs of $1.5 million associated with an intellectual property matter which has since been settled.  The remaining charges totaling $0.5 million are attributable to a fair value adjustment on an indefinite lived intangible asset, as well as severance accruals, and other costs related to the cancellation of certain office leases.  The aforementioned charges, along with an associated adjustment to the Company's provision for income taxes have been excluded in the Company's non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company's core operations during any particular period.

PAR Technology Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)

	For the year ended December 31, 2012			For the year ended December 31, 2011
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)

Net revenues	$245,159	$-	$245,159	$229,423	$-	$229,423

Costs of sales	194,214	5,303	188,911	178,961	7,732	171,229
Gross Margin	50,945	5,303	56,248	50,462	7,732	58,194

Operating Expenses
Selling, general and administrative	40,476	2,023	38,453	35,774	595	35,179
Research and development	13,697	-	13,697	13,797	-	13,797
Impairment of goodwill and intangible assets	300	300	-	20,843	20,843	-
Amortization of identifiable intangible assets	455	-	455	840	-	840
Total operating expenses	54,928	2,323	52,605	71,254	21,438	49,816
Operating income (loss) from continuing operations	(3,983)	7,626	3,643	(20,792)	29,170	8,378
Other income (expense), net	876	-	876	203	253	456
Interest expense	(69)	-	(69)	(211)	-	(211)
Income (loss) from continuing operations before provision for income taxes	(3,176)	7,626	4,450	(20,800)	29,423	8,623
(Provision) benefit for income taxes	1,414	(2,838)	(1,424)	7,440	(10,568)	(3,128)
Income (loss) from continuing operations	(1,762)	4,788	3,026	(13,360)	18,855	5,495
Income (loss) from discontinued operations (net of tax)	1,447		1,447	(2,172)		(2,172)
Net Income (loss)	$(315)		$4,473	$(15,532)		$3,323
Income (loss) per diluted share – continuing operations	$(0.12)		$0.20	$(0.89)		$0.36
Income (loss) per diluted share – discontinuing operations	$0.10		$0.10	$(0.15)		$(0.14)
Income (loss) per diluted share – (net income)	$(0.02)		$0.29	$(1.04)		$0.22

For the year ended December 31, 2012, the Company recorded total charges of $7.6 million, all of which were incurred in the fourth quarter ended December 31, 2012.  The most significant of the charges was $5.6 million (of which $5.3 million was non-cash) to reduce the net book value of an internally developed capitalized software asset in conjunction with the Company's strategic initiative to streamline its Hospitality product portfolio.  In addition to this charge, the Company incurred legal costs of $1.5 million associated with an intellectual property matter which has since been settled.  The remaining charges totaling $0.5 million are attributable to a fair value adjustment on an indefinite lived intangible asset, as well as severance accruals and other costs related to the cancellation of certain office leases.  These charges, along with an associated adjustment to the Company's provision for income taxes, have been excluded in the Company's non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company's core operations during any particular period.

For the year ended December 31, 2011, the Company recorded total charges of $29.4 million primarily related to the impairment of goodwill and intangible assets of $20.8 million.  Additionally, the Company recorded a charge of $7.7 million related to a non-recurring write-down of certain inventory associated with discontinued products, and charges of $0.9 million related to consolidation of facilities.  These charges, along with an associated adjustment to the Company's provision for income taxes have been excluded in the Company's non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company's core operations during any particular period.